UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2022
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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
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Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 731-2265
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(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	ONB	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	The NASDAQ Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.

On February 17, 2022, Old National Bancorp (the “Company”) issued a press release (“Press Release”) announcing that its Board of Directors approved a stock repurchase program that authorizes the repurchase of up to $200 million of the Company’s outstanding shares of common stock, as conditions warrant, through January 31, 2023. These shares may be purchased, from time to time, on the open market, in privately negotiated transactions or through accelerated share repurchases, at the discretion of, and at prices to be determined by, the Company. The Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The stock repurchase program does not obligate the Company to repurchase a specific dollar amount or number of shares, and the program may be extended, modified or discontinued at any time.

Forward-Looking Statements

This current report on Form 8-K, including the exhibits attached hereto, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those regarding current expectations, beliefs or forecasts of future events or the Company’s stock repurchase program, including the timing and amount of any repurchase under the program, all of which speak only as of the date the statements are made. Forward-looking statements are also made from time-to-time in press releases and in oral statements made by the officers of the Company. These statements can be identified by the use of words such as “expect,” “may,” “could,” “will,” “intend,” “project,” “estimate,” “believe,” “anticipate,” and other words of similar meaning. Such forward-looking statements are based on beliefs, assumptions and estimates, which although believed to be reasonable, may turn out to be incorrect, such as statements about the potential impacts of the COVID-19 pandemic. Therefore, undue reliance should not be placed upon these statements, estimates or beliefs. We cannot assure that any of these statements, estimates, or beliefs will be realized and actual results or outcomes may differ from those contemplated in these “forward-looking statements.” We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. You are advised to consult further disclosures we may make on related subjects in our filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

99.1    Press Release issued by Old National Bancorp on February 17, 2022.

104         Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2022

OLD NATIONAL BANCORP

By: /s/ Brendon B. Falconer
Brendon B. Falconer
Senior Executive Vice President and
Chief Financial Officer
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